INTEREST RATE CAP SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT

This INTEREST RATE CAP SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this “Agreement”), dated as of April 28, 2009, is by and among (a) SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively, the “Grantor”), and (b) PNC ARCS LLC, a Delaware limited liability company, successor-in-interest to ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).

RECITALS:

A.     Grantor and Lender are party to that certain Amended and Restated Master Credit Facility Agreement dated as of April 28, 2004 (such agreement, as the same may be amended, supplemented or otherwise modified or amended and restated, from time to time, the “Master Agreement”), pursuant to which Lender has agreed to provide Loans in accordance with and subject to the terms of the Master Agreement. As set forth in Section 1.2 of this Agreement, all capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Master Agreement.

B.         As permitted by the Master Agreement, the Grantor has made arrangements for the acquisition of a Cap or Caps pursuant to certain documents attached as Exhibit A to this Agreement (the “Cap Documents”).

C.         As security for the Grantor’s obligations under the Master Agreement and the Note, the Grantor and the Lender are entering into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor and the Lender agree as follows:

1.	Incorporation of Recitals; Definitions; Interpretation; Reference Materials.

1.1       Incorporation of Recitals. The recitals set forth in this Agreement are, by this reference, incorporated into and deemed a part of this Agreement.

1.2       Definitions. Capitalized terms used in this Agreement shall have the meanings given to those terms in this Agreement. Capitalized terms used in this Agreement and not defined in this Agreement, but defined in the Master Agreement, shall have the meanings given to those terms in the Master Agreement.

1.3       Interpretation. Words importing any gender include all genders. The singular form of any word used in this Agreement shall include the plural, and vice versa, unless the context otherwise requires. Words importing persons include natural persons, firms, associations, partnerships and corporations. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement or any statement or supplement or exhibit hereto.

1.4       Reference Materials. Sections mentioned by number only are the respective sections of this Agreement so numbered. Reference to “this section” or “this subsection” shall refer to the particular section or subsection in which such reference appears. Any captions, titles or headings preceding the text of any section and any table of contents or index attached to this Agreement are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.

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2.        Collateral and Obligations; Further Assurances.

2.1       Security Interest in Collateral. To secure the Grantor’s obligations under the Master Agreement, the Note and the other Loan Documents (the “Obligations”), the Grantor hereby assigns, pledges and grants a security interest to the Lender in and to all of the Grantor’s right, title and interest in and to the following (collectively, the “Collateral”):

i.	the Cap and the Cap Documents;

ii.         any and all moneys (collectively, “Payments”) payable to the Grantor, from time to time, pursuant to the Cap Documents by the counterparty under the Cap Documents (the “Counterparty”);

iii.        all rights of the Grantor under any of the foregoing, including all rights of the Grantor to the Payments, contract rights and general intangibles now existing or hereafter arising with respect to any or all of the foregoing;

iv.        all rights, liens and security interests or guarantees now existing or hereafter granted by the Counterparty or any other person to secure or guaranty payment of the Payments due pursuant to the Cap Documents;

v.         all documents, writings, books, files, records and other documents arising from or relating to any of the foregoing, whether now existing or hereafter arising;

vi.        all extensions, renewals and replacements of the foregoing; and

vii.       all cash and non-cash proceeds and products of any of the foregoing, including, without limitation, interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the other Collateral.

3.	Delivery of Cap Documents.

3.1       Acquisition of Cap; Delivery of Cap Documents. The Grantor has, on or before the date of this Agreement, executed and delivered the Cap Documents to the Counterparty and has delivered to the Lender fully executed originals of such Cap Documents. True, complete and correct copies of the Cap Documents and all amendments thereto, fully executed by all parties, are attached as Exhibit A hereto. The Grantor hereby represents and warrants to the Lender that there is no additional security for or any other arrangements or agreements relating to the Cap Documents.

3.2       Obligations Remain Absolute. Nothing contained herein shall relieve the Grantor of its primary obligation to pay all amounts due in respect of its obligations under the Master Agreement, the Note or the Other Loan Documents.

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4.        Representations and Warranties.

4.1       Representations and Warranties of the Grantor. The Grantor represents and warrants to the Lender on the Closing Date that:

(i)        it has all requisite power and authority to enter into this Agreement and to carry out its obligations under this Agreement; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Grantor; this Agreement has been duly executed and delivered by it and is the valid and binding obligation of the Grantor, enforceable against it in accordance with its terms; and

(ii)        it is the legal and beneficial owner of, and has good and marketable title to (and full right and authority to assign), the Collateral, free and clear of all Liens.

5.	Maintenance, Administration of Cap.

5.1       Compliance with Reimbursement Agreement. The Grantor agrees to comply with the provisions of the Master Agreement related to obtaining and maintaining at all applicable times a Cap which satisfies the requirements of the Master Agreement.

5.2       Event of Default. Upon the occurrence and during the continuance of any “Event of Default” under the Master Agreement, the Lender shall have and may exercise the same rights, powers, and remedies with respect to the Collateral that the Grantor may exercise, which rights, powers, and remedies are incorporated herein by this reference for all purposes. In furtherance and not in limitation of the foregoing, the Lender shall have all rights, remedies and recourses with respect to the Collateral granted in the Master Agreement and any other instrument executed in connection therewith, or existing at common law or equity (including specifically those granted by the Uniform Commercial Code as adopted in the District of Columbia), the right of offset, the right to sell the Collateral at public or private sale, and the right to receive distributions to Grantor, and such rights and remedies (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively or concurrently against the Grantor and any other party obligated under the Obligations, or against the Collateral, or any other security for the Obligations, at the sole discretion of the Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (iv) are intended to be and shall be, non-exclusive.

If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Grantor shall remain liable for any deficiency (subject to the applicable non-recourse provisions of the Master Agreement).

Upon the occurrence and continuance of an “Event of Default” under the Master Agreement, in case of any sale by the Lender of any of the Collateral, which may be elected at the option and in the complete discretion of the Lender, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser, but the Lender shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys’ fees and legal expenses incurred by the Lender), the Lender shall apply the residue of the proceeds of any sale or sales in such manner as the Lender may deem advisable.

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6.        Miscellaneous Provisions.

6.1       Termination. This Agreement shall terminate upon the date which is ninety-one (91) days after the date on which all amounts due under the Master Agreement, the Note and the other Loan Documents have been paid in full, provided that during such ninety-one (91) day period no Act of Bankruptcy (as defined below) shall have occurred. “Act of Bankruptcy” means the filing of a petition in bankruptcy or other commencement of a bankruptcy or similar proceeding by or against the Grantor under any applicable bankruptcy, insolvency, reorganization or similar law now in effect or any such proceeding by or against the Grantor under any applicable bankruptcy, insolvency, reorganization or similar law in effect after the date of this Agreement. Upon termination of this Agreement, all Collateral shall be reassigned to the Grantor without recourse, representation or warranty.

6.2       Attorney-In-Fact. Without limiting any rights or powers granted by this Agreement to the Lender, upon the occurrence and during the continuance of any “Event of Default” under the Master Agreement, the Lender is hereby appointed the attorney-in-fact of the Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of the Grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

6.3       Further Assurances. At any time and from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver to Lender all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to carry out the intent and purposes of this Agreement or to enable Lender to exercise and enforce its rights and remedies under this Agreement all at the sole expense of the Grantor and so long as the obligations of the Grantor are not materially increased or the rights of Grantor are not materially decreased thereby.

6.4       Expenses. The Grantor agrees to pay to Lender all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the preservation of rights under or enforcement of any of the provisions of this Agreement or performance by Lender of any obligations of the Grantor in respect of the Collateral which Grantor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Obligations hereby secured.

6.5           No Deemed Waiver. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

6.6       Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may not be amended, changed, waived or modified except by a writing executed by each party hereto.

6.7       Successors and Assigns. This Agreement shall inure to the benefit of, and be enforceable by, the Grantor and Lender and their respective successors and permitted assigns, and nothing herein expressed or implied shall be construed to give any other person any legal or equitable rights under this Agreement.

6.8       Notices. The provisions of Section 17.08 of the Master Agreement (entitled “Notices”) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

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6.9       Governing Law. The provisions of Section 17.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

6.10      Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

6.11      Multiple Counterparts. This Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

6.12      Grantor’s Liability. Grantor’s liability and the liability of any general partner of Grantor hereunder shall be limited to the extent provided in Section 15.01 of the Master Agreement (entitled “Personal Liability of the Borrower”).

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The Grantor and Lender have caused this Agreement to be signed as an instrument under seal, on the date first written above, by their respective officers duly authorized.

Grantor

SUN SECURED FINANCING LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its sole member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

ASPEN – FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership
By:	Sun GP L.L.C., a Michigan limited liability company, its general partner
	By:	Sun Communities, Inc., a Maryland Corporation, its manager
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership
By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner
	By:	/s/ Jonathan M. Colman
	Name:	Jonathan M. Colman
	Title:	Executive Vice President – Acquisitions

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SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company
By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member
	By:	Sun Communities, Inc., a Maryland Corporation, its general partner
		By:	/s/ Jonathan M. Colman
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

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LENDER:
PNC ARCS LLC, a Delaware limited liability company
By:	/s/ Tim White
Name:	Tim White
Title:	President

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EXHIBIT A

Cap Documents

(See Attached)